Exhibit 21.1

Subsidiaries of OneMain Holdings, Inc.

Jurisdiction of Incorporation

AGFC Capital Trust I	Delaware
American Health and Life Insurance Company	Texas
CommoLoCo, Inc.	Puerto Rico
CREDITHRIFT of Puerto Rico, Inc.	Puerto Rico
Eighteenth Street Funding LLC	Delaware
Eighth Street Funding LLC	Delaware
Eleventh Street Funding LLC	Delaware
Fifteenth Street Funding LLC	Delaware
First Avenue Funding LLC	Delaware
Fourteenth Street Funding LLC	Delaware
Fourth Avenue Funding LLC	Delaware
iLoan Trust 2015-A	Delaware
iLoan, Inc.	Delaware
Independence Holdings, LLC	Delaware
Interstate Agency, Inc.	Indiana
Merit Life Insurance Co.	Indiana
Midbrook Funding LLC	Delaware
Midbrook Funding Trust 2013-VFN1	Delaware
Mill River Funding Trust 2015-VFN1	Delaware
MorEquity, Inc.	Nevada
Nineteenth Street Funding LLC	Delaware
OMF HY, Inc.	Delaware
OneMain Alliance, LLC	Texas
OneMain Assurance Services, LLC	Texas
OneMain Consumer Loan, Inc.	Delaware
OneMain Direct Auto Funding, LLC	Delaware
OneMain Direct Auto Receivables Trust 2016-1	Delaware
OneMain Financial (HI), Inc.	Hawaii
OneMain Financial B1 Warehouse Trust	Delaware
OneMain Financial B2 Warehouse Trust	Delaware
OneMain Financial B3 Warehouse Trust	Delaware
OneMain Financial B4 Warehouse Trust	Delaware
OneMain Financial B5 Warehouse Trust	Delaware
OneMain Financial B6 Warehouse Trust	Delaware
OneMain Financial Center, Inc.	Indiana
OneMain Financial Center, Incorporated	Indiana
OneMain Financial Funding II, LLC	Delaware
OneMain Financial Funding III, LLC	Delaware
OneMain Financial Funding IV, LLC	Delaware
OneMain Financial Funding V, LLC	Delaware
OneMain Financial Funding VI, LLC	Delaware
OneMain Financial Funding VII, LLC	Delaware
OneMain Financial Funding, LLC	Delaware
OneMain Financial Group, LLC	Delaware
OneMain Financial Holdings, LLC	Delaware
OneMain Financial Insurance Agency of Florida, LLC	Florida
OneMain Financial Insurance Agency of Washington, LLC	Washington
OneMain Financial Issuance Trust 2014-1	Delaware
OneMain Financial Issuance Trust 2014-2	Delaware
OneMain Financial Issuance Trust 2015-1	Delaware
OneMain Financial Issuance Trust 2015-2	Delaware
OneMain Financial Issuance Trust 2015-3	Delaware
OneMain Financial Issuance Trust 2016-1	Delaware
OneMain Financial Issuance Trust 2016-2	Delaware
OneMain Financial Issuance Trust 2016-3	Delaware
OneMain Financial of Alabama, Inc.	Delaware
OneMain Financial of America, Inc.	Delaware
OneMain Financial of America, Inc.	Iowa

170

Subsidiaries of Springleaf Holdings, Inc. (Continued)

Jurisdiction of Incorporation

OneMain Financial of America, Inc.	North Carolina
OneMain Financial of Arizona, Inc.	Arizona
OneMain Financial of Florida, Inc.	Florida
OneMain Financial of Illinois, Inc.	Illinois
OneMain Financial of Indiana, Inc.	Indiana
OneMain Financial of Louisiana, Inc.	Louisiana
OneMain Financial of Minnesota, Inc.	Minnesota
OneMain Financial of New York, Inc.	New York
OneMain Financial of North Carolina, Inc.	North Carolina
OneMain Financial of Ohio, Inc.	Ohio
OneMain Financial of Pennsylvania, Inc.	Pennsylvania
OneMain Financial of South Carolina, Inc.	South Carolina
OneMain Financial of Texas, Inc.	Texas
OneMain Financial of Washington, Inc.	Washington
OneMain Financial of Wisconsin, Inc.	Wisconsin
OneMain Financial of Wyoming, Inc.	Wyoming
OneMain Financial Services, Inc.	Delaware
OneMain Financial Warehouse Trust	Delaware
OneMain Financial Warehouse, LLC	Delaware
OneMain Financial, Inc.	West Virginia
OneMain Home Equity, Inc.	Delaware
OneMain Home Equity, Inc.	West Virginia
OneMain Mortgage Services, Inc.	Delaware
OneMain Remarketing, LLC	Delaware
Second Avenue Funding LLC	Delaware
Second Street Funding Corporation	Delaware
Seine River Funding, LLC	Delaware
Service Bureau of Indiana, Inc.	Indiana
Seventeenth Street Funding LLC	Delaware
Sixteenth Street Funding LLC	Delaware
Sixth Street Funding LLC	Delaware
SpringCastle Holdings, LLC	Delaware
Springleaf Acquisition Corporation	Delaware
Springleaf Asset Holding II, Inc.	Delaware
Springleaf Asset Holding, Inc.	Delaware
Springleaf Asset Holdings, LLC	Delaware
Springleaf Auto Finance, Inc.	Delaware
Springleaf Auto Finance, Inc.	Tennessee
Springleaf Branch Holding Company	Delaware
Springleaf Consumer Holdings, LLC	Delaware
Springleaf Consumer Loan Holding Company	Delaware
Springleaf Consumer Loan Management Corporation	Delaware
Springleaf Consumer Loan of Pennsylvania, Inc.	Pennsylvania
Springleaf Consumer Loan of West Virginia, Inc.	West Virginia
Springleaf Documentation Services, Inc.	California
Springleaf Finance Commercial Corp.	Indiana
Springleaf Finance Corporation	Indiana
Springleaf Finance Foundation, Inc.	Indiana
Springleaf Finance Management Corporation	Indiana
Springleaf Finance, Inc.	Indiana
Springleaf Finance, Inc.	Nevada
Springleaf Financial Asset Holdings, LLC	Delaware
Springleaf Financial Cash Services, Inc.	Delaware
Springleaf Financial Center Thrift Company	California
Springleaf Financial Funding Company	Delaware
Springleaf Financial Funding Company II	Delaware
Springleaf Financial Funding II Holding Company	Delaware
Springleaf Financial Services of Arkansas, Inc.	Delaware
Springleaf Financial Services of Hawaii, Inc.	Hawaii
Springleaf Financial Services of Massachusetts, Inc.	Massachusetts

171

Subsidiaries of Springleaf Holdings, Inc. (Continued)

Jurisdiction of Incorporation

Springleaf Financial Services of New Hampshire, Inc.	Delaware
Springleaf Financial Services of Utah, Inc.	Utah
Springleaf Financial Technology, Inc.	Indiana
Springleaf Funding I, LLC	Delaware
Springleaf Funding Trust 2013-VFN1	Delaware
Springleaf Funding Trust 2014-A	Delaware
Springleaf Funding Trust 2015-A	Delaware
Springleaf Funding Trust 2015-B	Delaware
Springleaf Funding Trust 2016-A	Delaware
Springleaf General Services Corporation	Delaware
Springleaf Mortgage Holding Company	Delaware
Springleaf Mortgage Management Corporation	Delaware
Springleaf Properties, Inc.	Indiana
Sumner Brook Funding LLC	Delaware
Sumner Brook Funding Trust 2013-VFN1	Delaware
Tenth Street Funding LLC	Delaware
Third Avenue Funding LLC	Delaware
Third Street Funding LLC	Delaware
Thrift, Incorporated	Indiana
Triton Insurance Company	Texas
Twelfth Street Funding LLC	Delaware
Twentieth Street Funding LLC	Delaware
Twenty-First Street Funding LLC	Delaware
Twenty-Second Street Funding LLC	Delaware
Twenty-Sixth Street Funding LLC	Delaware
Twenty-Third Street Funding LLC	Delaware
Whitford Brook Funding LLC	Delaware
Whitford Brook Funding Trust 2014-VFN1	Delaware
Wilmington Finance, Inc.	Delaware
Yosemite Insurance Company	Indiana

172